UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Iron Mountain Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
IRON MOUNTAIN INCORPORATED
2021 Annual Meeting
Vote by May 11, 2021
11:59 PM ET

IRON MOUNTAIN INCORPORATED INVESTOR RELATIONS ONE FEDERAL STREET BOSTON, MA 02110

D45862-Z78959-P48717

You invested in IRON MOUNTAIN INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 12, 2021 9:00 A.M., ET Virtually at: www.virtualshareholdermeeting.com/IRM2021

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items			Recommends
1.	For the election of twelve (12) directors to the Iron Mountain Incorporated Board of Directors for a one-year term or until their successors are elected and qualified.
Nominees:
	1a.	Jennifer Allerton	For
	1b.	Pamela M. Arway	For
	1c.	Clarke H. Bailey	For
	1d.	Kent P. Dauten	For
	1e.	Monte Ford	For
	1f.	Per-Kristian Halvorsen	For
	1g.	Robin L. Matlock	For
	1h.	William L. Meaney	For
	1i.	Wendy J. Murdock	For
	1j.	Walter C. Rakowich	For
	1k.	Doyle R. Simons	For
	1l.	Alfred J. Verrecchia	For

2.	The approval of an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 8,000,000, from 12,750,000 to 20,750,000, to extend the termination date of the 2014 Plan from May 24, 2027 to May 12, 2031, to provide that, other than in certain circumstances, no equity-based award will vest before the first anniversary of the date of grant and to provide that dividends and dividend equivalents are not paid with respect to stock options or stock appreciation rights.		For
3.	The approval of an amendment to the Iron Mountain Incorporated 2013 Employee Stock Purchase Plan (the “2013 ESPP”) to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000.		For
4.	The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the Iron Mountain Incorporated Proxy Statement.		For
5.	The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated’s independent registered public accounting firm for the year ending December 31, 2021.		For
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

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